UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) March 20, 2001


                               Owens & Minor, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)


           Virginia                      1-9810                  54-1701843
   -----------------------               ------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)          Identification No.)

      4800 Cox Road, Glen Allen, Virginia                      23060
        -----------------------------------                  ----------
     (Address of principal executive offices)                (Zip Code)




        Registrant's telephone number, including area code (804) 747-9794
                                                           ---------------

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Item 5.  Other Events


On March 15, 2001, Owens & Minor, Inc. (the "Company") issued a press release attached as Exhibit 99.1 hereto, which is incorporated by reference herein, reporting the appointment of Jeffrey Kaczka as Senior Vice President, Chief Financial Officer of the Company.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.
         99.1    Press Release by the Company on March 15, 2001.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           OWENS & MINOR, INC.



Date: March 20, 2001                       By:    /s/ Drew St.J. Carneal
                                              --------------------------------
                                           Name:  Drew St.J. Carneal
                                           Title: Senior Vice President &
                                                  General Counsel